UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2005

Monolithic System Technology, Inc.

(Exact name of registrant as specified in its charter)

000-32929
(Commission File Number)

Delaware		77-0291941
(State or other jurisdiction of		(I.R.S. Employer Identification No.)
incorporation)

1020 Stewart Drive

Sunnyvale, California 95085

(Address of principal executive offices, with zip code)

(408) 731-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On March 31, 2005, the Audit Committee of the Board of Directors of Monolithic System Technology, Inc. (the “Company”) dismissed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm. On March 31, 2005, the Audit Committee of the Board of Directors appointed BDO Seidman LLP as the Company’s independent registered public accounting firm.

The reports of E&Y with respect to the Company’s consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the Company’s audits for its two most recent fiscal years and through March 31, 2005, the Company has had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused them to make reference to the subject matter of the disagreements in their reports on the consolidated financial statements of the Company for such years.

During the Company’s two most recent fiscal years and through March 31, 2005, the Company has had no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K, other than the following which was disclosed in he Company’s Form 10-K filed on March 16, 2005. In the Form 10-K, the Company disclosed that it had identified a material weakness for ineffective controls over the preparation and review of account reconciliation and a material weakness for ineffective controls over the application of the Company’s revenue recognition policy for recording revenue under long term license development contracts using the percentage-of-completion method of accounting.

During the Company’s two most recent fiscal years and through the date of this report, the Company has not consulted with BDO Seidman LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided E&Y with a copy of this Form 8-K and has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.

The letter of E&Y to the Commission, dated April 1, 2005, is attached to this Form 8-K as Exhibit 16.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

16	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated April 1, 2005

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOLITHIC SYSTEM TECHNOLOGY, INC.

Date: April 1, 2005	By:	/s/ Mark Voll
Mark Voll
Vice President, Finance & Administration, Chief Financial Officer, Secretary and Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated April 1, 2005